Segment Reporting:	6 Months Ended
Jun. 30, 2026
Segment Reporting [Abstract]
Segment Reporting:

17.             Segment Reporting:

The Company reports financial information and evaluates its operations on a consolidated fleet basis, primarily based on total Voyage revenues and consolidated profitability, and not by vessel type, length of vessel employment, or type of charter. Accordingly, the Company has determined that it operates in one operating and reportable segment, which is the ownership and operation of dry-bulk vessels.

The Company’s Chief Executive Officer is the Chief Operating Decision Maker (“CODM”). The CODM evaluates performance and allocates resources based on consolidated net income, which represents the Company’s measure of segment profit or loss.

In assessing performance, the CODM reviews Voyage expenses, Charter-in hire expenses, Vessel operating expenses, General and administrative expenses, Management fees, and Interest and finance costs, each as presented in the consolidated financial statements. In addition, the CODM reviews segment assets as these are reported on the unaudited consolidated balance sheets as “Total Assets”.

Other segment items represent amounts included in consolidated net income that are not part of the significant expense categories reviewed by the CODM and primarily consist of gains or losses on vessel sales, impairment charges, other operational gain or loss and Loss on forward freight agreements and bunker swaps, net.

Substantially all revenues are generated from Time charters, Voyage charters and Pool revenues (Note 16). Because the Company operates in one reportable segment, segment revenues equal consolidated revenues.

When the Company charters a vessel to a charterer, the charterer is free to trade the vessel worldwide, subject to restrictions as per the charter agreement, and, as a result, the disclosure of geographic information is impracticable.